UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2003

Beyond.com Corporation

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-24457	94-3212136
(Commission File Number)	(I.R.S. employer identification No.)

2700 Mission College Blvd., Ste. 140-R,
Santa Clara, California 95054
(Address of principal executive offices)

(416) 587-8264
(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events.

     On or around December 18, 2003, Beyond.com Corporation, a Delaware corporation (the “Company”) filed a Summary of Financial Status for the month ended November 30, 2003 with the United States Bankruptcy Court for the Northern District of California, San Jose Division (the “Bankruptcy Court”), in connection with the voluntary petition for reorganization (the “Petition”) under Chapter 11 of the United States Bankruptcy Code that was filed by the Company on January 24, 2002.

     On or around January 16, 2004, the Company filed a Summary of Financial Status for the month ended December 31, 2003 with the Bankruptcy Court, in connection with the Petition.

     As set forth in the Company’s previous filings, the Company’s stockholders will not receive any distributions during or after the completion of the Bankruptcy Court proceedings.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Summary of Financial Status for the Month Ended November 30, 2003.

99.2	Summary of Financial Status for the Month Ended December 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND.COM CORPORATION

By:	/s/ John Barratt

John Barratt
Chief Operating Officer

Dated: February 2, 2004

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Summary of Financial Status for the Month Ended November 30, 2003

99.2	Summary of Financial Status for the Month Ended December 31, 2003